C 0073

EXCEED COMPANY LTD.

INCORPORATED UNDER THE LAWS OF THE BRITISH VIRGIN ISLANDS

ORDINARY SHARES

CUSIP G32335 10 4

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.0001 EACH IN

EXCEED COMPANY LTD. transferable on the books of the Company in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile signatures of the duly authorized Director and officers of the Company.

Dated:

SOLE DIRECTOR, PRESIDENT

SECRETARY

COUNTERSIGNED AND REGISTERED:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED OFFICER

EXCEED COMPANY LTD.

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF SHARES OR SERIES THEREOF OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS, OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. THIS CERTIFICATE AND THE SHARES REPRESENTED THEREBY ARE ISSUED AND SHALL BE HELD SUBJECT TO ALL THE PROVISIONS OF THE MEMORANDUM AND ARTICLES OF ASSOCIATION AND ALL AMENDMENTS THERETO AND RESOLUTIONS OF THE BOARD OF DIRECTORS PROVIDING FOR THE ISSUE OF PREFERRED SHARES (COPIES OF WHICH MAY BE OBTAINED FROM THE SECRETARY OF THE COMPANY), TO ALL OF WHICH THE HOLDER OF THIS CERTIFICATE BY ACCEPTANCE HEREOF ASSENTS.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT: .... Custodian ....
(Cust) (Minor)
under Uniform Gifts to Minors
Act of ....
(State)

Additional Abbreviations may also be used though not in the above list.

For value received, ... hereby sell, assign and transfer unto

INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

....

(Please print or typewrite name and address, including zip code, of assignee)

....

....

.... ordinary shares represented by the within Certificate, and do hereby irrevocably constitute and appoint ....

....

Attorney to transfer the said ordinary shares on the books of the within named Company with full power of substitution in the premises.

Dated: ....

....
(Name)

NOTICE: The Signature to this transfer must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

SIGNATURE(S) GUARANTEED: ....

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15).